MISSION RESOURCES

Morgan Keegan Equity Conference

September 8-10, 2004

Safe Harbor Disclosure

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements made today regarding Mission’s business which are not historical facts are forward looking statements that involve risk and uncertainty. For discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see risk factors in the companies’ Annual Report or Form 10-K for December 31, 2003.

Corporate Overview

Mission is a publicly-traded independent E&P company (Nasdaq: MSSN) with operations concentrated in the Permian Basin. The Company’s other core area is the Gulf Coast region.

– 217 Bcfe proved reserves as of 7/1/04 per Netherland Sewell Reserve Report

– Proved reserves are 63% gas (including NGLs) and 77% developed

– Current production of approximately 70 MMcfe/d

– 88% 2003 drilling success rate; 97% 2004 YTD drilling success rate

– Predictable, low-risk exploitation opportunities in the Permian

– Robust exploration inventory: 44 prospects and leads, 95% generated in house

– Headquartered in Houston, TX

Corporate Overview

Mission is a very different company than it was two years ago

New Management has:

High-graded the Company’s asset base

Assembled experienced in-house exploration team and enhanced geological and geophysical

Moved toward production mix goal of 70% natural gas, 30% oil, with a current production mix of more than 60% natural gas compared to 41% at year end 2002

Reduced operating expense approximately 31% to $1.08 per Mcfe (as adjusted) with a goal of operating costs of less than $1.00 per Mcfe

Reduced debt by approximately $56MM or 25% through retirements and equity conversions resulting in lowering annualized interest expense over $9 MM or 35% of 2003 interest expense

Increased liquidity from $12.5 MM to approximately $35 MM and increased weighted average debt maturities from 2.0 to 6.1 years

Management Team

Senior Management

Bob Cavnar—Chairman, President & Chief Executive Office—28 years industry experience of which 10 years were in field operations

Rick Piacenti – Executive Vice President, Chief Financial Officer—23 years industry experience, CPA, CMA

Jack Eells – Senior Vice President, Exploration & Geoscience—31 years industry experience, LPG

Joe Nicknish – Senior Vice President, Operations & Engineering—20 years industry experience, PE

Marshall Munsell – Senior Vice President, Land & Land Administration—24 years industry experience, CPL

Board of Directors

Reconstituted Board with 100% independent members except for Chairman

Board reduced from 7 members to 5 with only one director from predecessor

Initiated corporate governance overhaul

Company Highlights & Areas of Operation

Company Statistics

217 Bcfe proved reserves

$407 MM PV-10 (1)

63% Gas

77% Proved developed

9 Year proved reserve life (2)

Exploration Focus

Permian Basin Gulf Coast Onshore Gulf of Mexico Other (3)

142 Bcfe reserves (65%) 51 Bcfe reserves (24%) 22 Bcfe reserves (10%) 2 Bcfe reserves (1%)

$203 MM PV 10% (50%) $142 MM PV 10% (35%) $57 MM PV 10% (14%) $5 MM PV 10% (1%)

(1) PV 10 value based on June 30, 2003 NYMEX spot prices of $6.015 per Mmbtu for natural gas and $36.90 per Bbl for oil.

(2) Based on 1H 2004 annualized production.

(3) Includes properties in Oklahoma, Oregon and Wyoming.

Permian Region

Key Features:

142 Bcfe, 57% gas & NGLs, approximately 36% of production Recently purchased operated interest in Jalmat gas field in two transactions (95% WI) Predictable long life reserves that provide low risk drilling opportunities Mission owns non-operated interests in “legacy” fields

– Operated by large independents: Apache, Burlington, Anadarko, Chevron and Devon

2004 Capital Program:

Continue shallow low risk workover and recompletion programs

Continue low risk infill and downspacing drilling program

Major projects

– Jalmat, TXL, Wasson, Waddell

New Mexico Texas

Wasson

Goldsmith Jalmat

TXL

Waddell

Gulf Coast Region

Key Features:

51 Bcfe, 68% gas & NGLs, approximately 36% of production Focus of Mission exploration and development program Gas basin with significant upside Majority of G&G staff’s expertise is in this region Low lifting costs on newly drilled wells

2004 Capital Program:

Continue low risk development Continue to build exploration inventory Major projects

– Andromeda

– Reddell

– Lions

– Argo

Louisiana

Texas North Leroy Argo Reddell Andromeda

South Bayou Boeuf Lions

Gulf of Mexico Region

Key Features:

22 Bcfe, 81% gas & NGLs, approximately 26% of production Development opportunities with immediate impact

– Blocks primarily operated by large independents

– High rate gas production with nominal incremental LOE

– Infrastructure in place or close by

– Moderate depth shelf production and development Low lifting costs on newly drilled wells

2004 Capital Program:

Continue to revitalize mature shelf assets Major projects

– High Island 553

– South Marsh Island 142

– Eugene Island 273

Louisiana

Texas

Eugene Island 273

South Marsh Island 142 High Island A-553

Summary of Reserves

Engaged Netherland Sewell to perform bottom-up reviews and reports

Proved reserves as of 7/1/04 based on NYMEX pricing ($36.90 / Bbl for oil and $6.02 / MMBtu for gas)

Category Gas/NGLs Bcf Oil MMBbls Equivalent Bcfe PV10% $MM

Proved Reserves1

Proved Producing 74.2 11.1 140.8 $261.2

Proved Non-Producing 21.6 1.0 27.7 63.8

Proved Undeveloped 40.5 1.5 49.3 84.7

Total Proved Reserves 136.4 13.6 217.8 $409.7

Proved Reserves

Hydrocarbon Mix

Oil 37%

Gas/NGLs 63%

Total Proved Reserves

By Category

PUD 23%

PDP 64%

PDNP 13%

1 Excludes gas balancing

Additional Growth Opportunities

The Company has identified numerous reserve opportunities that are not captured in the Netherland Sewell Reserve Report:

Identified unbooked potential reserves

– Secondary recovery

– CO2 flood

– Infill drilling

– LOE savings

– Flatter projections

Exploration Review

Exploration Strategy

Explore in areas offering economically viable prospects

– Favorable risk economics

– Generally multipay potential; structural plays

Focus on core areas where we have the experience or technological advantage In-house generation using 3D seismic and other advanced technologies Multidisciplinary team approach Build a portfolio of prospects having a broad range of risk and reward Actively screen outside generated prospects Lease viable prospects only

Building In-house Technical Expertise

Mission continues to find attractive drilling prospects

Geoscience team

– Seven scientists with 185 years of combined experience Extensive geological and geophysical databases

Mission now has people, technology and data to execute

– Data sets believed to be comparable to much larger companies

Exploratory prospect inventory

– In the past six months, we have developed over 30 prospects and leads

Over 600 total drilling locations

– Approximately 170 proved locations

Exploration Review

Texas

Texas & Louisiana

Yegua Onshore Louisiana 8 Prospects 8 Prospects Wilcox 20 Prospects

Frio/Miocene 4 Prospects

Offshore Louisiana 4 Prospects

Number of Opportunities

Structural 29

Stratigraphic 2

Bright Spot 13

Anatomy of a Successful Acquisition

On January 30, 2004, Mission closed its negotiated purchase of over 26 Bcfe of proved reserves in the Jalmat Field in Lea County, New Mexico for $26.6 MM (effective 1/1/04)

On April 15, 2004, Mission closed its negotiated purchase of an additional 4.7 Bcfe of proved reserves for $3.6 MM raising Mission’s working interest to approximately 94.5% in this field

Follows defined acquisition strategy

– Located in core region

– Long-life, developed and operated reserves

– Reserves and production over 90% natural gas and natural gas liquids

Provides attractive economics

– Purchased reserves for approximately $1.00 per Mcfe

– Ongoing operating costs of approximately $0.70 per Mcfe

Contains upside potential

– Numerous PUD and non-proved locations

– Approximately 9,000 gross acres (8,500 net)

Jalmat Field

Lea County, New Mexico

–% Gas/Liquids 97%

–Current Net Production 6,400 Mcfe/d

–Active/Shut-in Wells 131 / 68

–WI/NRI 95 / 79

–Gross/Net Acres 9,560 / 9,125

– Operator Mission

This field produces primarily from the Yates and 7-Rivers formations at depths ranging from 3,000 to 4,200 feet Gas production from the Yates and 7-Rivers has a high heating content and is processed at a nearby plant to yield significant volumes of natural gas liquids Numerous behind pipe recompletions and infill drilling potential exist in both the Yates and 7-Rivers formations Additionally, the deeper Queen formation has waterflood potential

2004 Capital Forecast

2004 capital expenditures forecast is approximately $48.0 million*

Project Type

Land, Seismic

& Other Development $6.7 MM $33.2 MM

14% 69%

17%

Exploration $8.1 MM

Area

Gulf Of Mexico Corporate $12.3 MM $3.1 MM

6% 26%

21% 47%

Permian Basin Gulf Coast Onshore $10.1 MM $22.5 MM

* This does not include the $30 MM used to acquire the Jalmat Field in January and April 2004

Forecast Assumptions

Base Assumptions:

Assumes $35.00 / $5.50 NYMEX prices for remainder of 2004

– Assumes oil differential of $1.05 and gas differential of $0.11

– Assumes all hedges effective

All production and expense numbers use mid-point of guidance

50% of discretionary cash flow above capital expenditures of $34 MM used to reduce debt plus $3 MM of proceeds on sale of rights to the Tranquillon Ridge property.

Production Outlook

Given success in late 2003 drilling, 2004E base production increasing over 40%

Daily Production Volumes MMCFE / Day

80.0

70.0

60.0

50.0

40.0

Mmcfe / Day 30.0

20.0

10.0

0.0

72.0 * 67.6 63.4 61.8 62.8 63.0 61.8

1Q 2Q 3Q 4Q 1Q 2Q 3Q

2003 2003 2003 2003 2004 2004 2004E

Base

Prop Sold

Prop Acq

Daily Production Volumes        % Gas

70% 60% 50%

% Gas 40% 30% 20% 10% 0%

61% 61%* 57% 52% 43% 45% 41%

1Q 2Q 3Q 4Q 1Q 2Q 3Q

2003 2003 2003 2003 2004 2004 2004E

* All estimates use the mid-point of guidance

Guidance

Full Year 2004E 2003

Production (per day):

Oil (Bbls) 4,400 - 4,700 5,748

Gas (Mmcfe) 38.0 - 43.0 28.3

Total Production (Mmcfe / Day) 65.0 - 69.0 62.7

Expenses per Mcfe:

Lease Operating Expense $1.07 - $1.17 $1.43

Taxes other than Income $0.39 - $0.44 $0.36

General and Administrative $0.45 - $0.50 $0.47

Cash Costs ($/ Mcfe)

$3.50

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$-

$3.30

$1.04

$0.47

$0.36

$1.43

$2.75 *

$0.73

$0.48

$0.42

$1.12

2003

2004 Est

LOE Taxes other than income G&A Interest

* All estimates use the mid-point of guidance

Summary Projections

EBITDA ($MM)* $80 $70 $60 $50 $40 $30 $20 $10 $0 $47.0 $74.4

2003 2004 Est

Discretionary Cash Flow

($ MM)** $60 $50 $40 $30 $20 $10 $-$22.8 $56.4

2003 2004 Est

* 2003 as reported, 2004 EBITDA calculated as revenues minus LOE, taxes other than income and G&A

** 2003 as reported, 2004 discretionary cash flow calculated as EBITDA minus cash interest expense

Summary Debt Projections

Estimated December 2004 debt to book capitalization of 61% down from 73% at December 2003

Weighted average cost of debt is 8.8% down from 11.3% in late 2002

Capital Expenditures ($MM) $80 $70 $60 $50 $40 $30 $20 $10 $-

30.2

1.1

48.0 34.3

2003 2004 Est

Capital Acquisitions

Total Debt ($MM) $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $-$198.5

$164.0

(Potential debt level)

2003 2004 Est

Commodity Prices

Mission has aggressive ongoing hedging program used to mitigate price risk

Minimum hedging requirements

– 50% of PDP production for year 1 (0-4 quarters)

– 25% of PDP production for year 2 (5-8 quarters)

Key hedging counterparties are Wells Fargo, Mitsui and Macquarie

Assumes $35.00 / $5.50 for 3Q—4Q 2004 ($MM)

Change in EBITDA

($0.10) change in gas $(0.4)

($1.00) change in oil $(0.4)

3Q – 4Q 2004 Gas Revenues $50 $42 $34 $26 $18 $10 $2.00 $3.00 $4.00 $5.00 $6.00

Hedged Unhedged

3Q – 4Q 2004 Oil Revenues $50 $42 $34 $26 $18 $10 $20.00 $25.00 $30.00 $35.00 $40.00

Hedged Unhedged

Investment Highlights

Transformation solidly under way

Experienced management team achieving objectives Financial restructuring substantially complete Solid asset base forms foundation for growth Numerous organic opportunities identified Exploring strategic alternatives

For more information, please contact Investor Relations: Email: investors@mrcorp.com (713) 495–3100